AGREEMENT TO TRANSFER OF OPTION AGREEMENT

THIS AGREEMENT TO TRANSFER OF OPTION AGREEMENT (this “Agreement”) is entered into as of March 10, 2008, by and among Skystar Bio-Pharmaceutical (Cayman) Holdings Co., Ltd., a Cayman Islands company incorporated under the laws of the Cayman Islands (“Skystar Cayman”), Sida Biotechnology (Xian) Co., Ltd., a limited liability company organized under the laws of the People’s Republic of China and a wholly foreign owned enterprise (“Sida”) and Skystar Bio-Pharmaceutical Company, a Nevada corporation (“Skystar”, and with Skystar Cayman and Sida, collectively referred to as the “Parties”). Skystar is made a party to this Agreement for the sole purpose of acknowledging the Agreement.

WHEREAS, in connection with a certain Consulting Services Agreement dated as of October 28, 2005 (the “Consulting Services Agreement”), Skystar Cayman entered into an Option Agreement dated as of even date therewith (the “Option Agreement”) with Xian Tianxing Bio-Pharmaceutical Co., Ltd., a company with joint stock limited liability organized under the laws of the PRC (“Tianxing”), and certain shareholders of Tianxing, including Tianxing’s chairman (collectively the “Shareholders”);

WHEREAS, Skystar Cayman, Sida and Tianxing have entered into an Amendment to Consulting Services Agreement dated as of even date herewith (the “Amendment”), whereby Skystar Cayman has transferred the Consulting Services Agreement and assigned all of its rights and obligations thereunder to Sida;

WHEREAS, in connection with the Amendment, Skystar Cayman desires to transfer the Option Agreement, and assign all of its rights and obligations thereunder, to Sida, and Sida desires to accept such transfer and assignment;

WHEREAS, Section 4.2 of the Option Agreement provides that Skystar Cayman may assign its rights and obligations under the Option Agreement at its discretion pursuant to a written notice to Tianxing and the Shareholders, and that no consent from Tianxing or from the Shareholders is required for such assignment;

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual agreements herein contained and for other good and valuable consideration, the parties hereto agree as follows:

A. TRANSFER OF THE OPTION AGREEMENT.

(1) Skystar Cayman hereby transfers the Option Agreement, and assigns all of its rights and obligations thereunder, to Sida, and Sida hereby accepts such transfer and assignment (collectively the “Transfer”).

(2) In accordance with Section 4.2 of the Option Agreement, Skystar Cayman shall notify Tianxing and the Shareholders of the Transfer pursuant to a written notice, the form of which is attached hereto as Exhibit A.

(3) Sida shall cooperate with Skystar Cayman, Tianxing and the Shareholders to take all such further actions as may be necessary to effectuate the Transfer pursuant to this Agreement.

B. GENERAL PROVISIONS.

(1)  Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally, sent by overnight courier or mailed by registered or certified mail (postage prepaid and return receipt requested) to the party to whom the same is so delivered, sent or mailed at addresses set forth as follows (or at such other address for a party as shall be specified by like notice):

If to Skystar Cayman:

Skystar Bio-Pharmaceutical (Cayman) Holdings Co., Ltd.
Address: Septoa Center, 4th Floor
George Town, Grand Cayman, Cayman Islands
Facsimile:  (029) 8819-3186
Attn:  Chairman

If to Sida:

Sida Biotechnology (Xian) Co., Ltd.
Address:  Rm. 10601, Jiezuo Plaza, No.4, Fenghui Road South,
Gaoxin District, Xian Province, P.R. China
Facsimile: +86-29-88193185
Attn:  Chairman

(2) Interpretation. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. References to Sections and Articles refer to sections and articles of this Agreement unless otherwise stated.

(3)  Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated and the parties shall negotiate in good faith to modify this Agreement to preserve each party’s anticipated benefits under this Agreement.

(4)  Miscellaneous. This Agreement (together with all other documents and instruments referred to herein): (a) constitutes the entire agreement and supersedes all other prior agreements and undertakings, both written and oral, among the parties with respect to the subject matter hereof; (b) except as expressly set forth herein, is not intended to confer upon any other person any rights or remedies hereunder and (c) shall not be assigned by operation of law or otherwise, except as may be mutually agreed upon by the parties hereto.

(5)  Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the People’s Republic of China.

(6)  Counterparts and Facsimile Signatures. This Agreement may be executed in two or more counterparts, which together shall constitute a single agreement. This Agreement and any documents relating to it may be executed and transmitted to any other party by facsimile, which facsimile shall be deemed to be, and utilized in all respects as, an original, wet-inked manually executed document.

(7) Amendment. This Agreement may be amended, modified or supplemented only by an instrument in writing executed by Skystar Cayman and Sida.

(8) Parties In Interest. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective heirs, legal representatives, successors and assigns of the parties hereto.

(9) Waiver. No waiver by any party of any default or breach by another party of any representation, warranty, covenant or condition contained in this Agreement shall be deemed to be a waiver of any subsequent default or breach by such party of the same or any other representation, warranty, covenant or condition. No act, delay, omission or course of dealing on the part of any party in exercising any right, power or remedy under this Agreement or at law or in equity shall operate as a waiver thereof or otherwise prejudice any of such party’s rights, powers and remedies. All remedies, whether at law or in equity, shall be cumulative and the election of any one or more shall not constitute a waiver of the right to pursue other available remedies.

SIGNATURE PAGE

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly executed by their legal representatives and duly authorized representatives on their behalf as of the date first set forth above.

SKYSTAR CAYMAN:
Skystar Bio-Pharmaceutical (Cayman) Holdings Co., Ltd.
By: /s/ Weibing Lu
Name: Weibing Lu
Title: Chairman

SIDA:
Sida Biotechnology (Xian) Co., Ltd.

By: /s/ Weibing Lu
Name: Weibing Lu
Title: Chairman

ACKNOWLEDGED BY:

SKYSTAR
Skystar Bio-Pharmaceutical Company

By: /s/ Weibing Lu
Name: Weibing Lu
Title: Chairman

EXHIBIT A

NOTICE OF TRANSFER AND ASSIGNMENT OF OPTION AGREEMENT

To:       The Board of Directors of
Xian Tianxing Bio-Pharmaceutical Co., Ltd. (“Tianxing”)

Mr. Weibing Lu
Chairman of Tianxing

The Tianxing Shareholders
Signatory to the Option Agreement (“Shareholders”)

From: Skystar Bio-Pharmaceutical (Cayman) Holdings Co., Ltd.

Date: March 10, 2008

Dear Members of the Board of Directors, Mr. Lu and the Shareholders:

This letter shall serve as formal notice of the transfer by Skystar Cayman of that certain Option Agreement dated as of October 28, 2005 by and among Skystar Cayman, Tianxing, Mr. Lu and the Shareholders (the “Option Agreement”). Effective as of March 10, 2008 (the “Transfer Date”), the Option Agreement shall be deemed transferred, and all of Skystar Cayman’s rights and obligations thereunder assigned, to Sida Biotechnology (Xian) Co., Ltd., a limited liability company organized under the laws of the People’s Republic of China and a wholly foreign owned enterprise (“Sida”). Sida is the wholly owned subsidiary of Fortunate Time International Limited, a company incorporated under the laws of the Special Administration Region of Hong Kong (“Fortunate Time”), and Fortunate Time is the wholly owned subsidiary of Skystar Cayman. The transfer and assignment is made pursuant Section 4.2 of the Option Agreement. From and after the Transfer Date, Sida shall assume from Skystar Cayman all of its rights, powers, privileges and obligations under the Option Agreement, and shall be entitled to all remedies thereunder.

Very sincerely,

Skystar Bio-Pharmaceutical (Cayman) Holdings Co., Ltd.

By:
Name: Weibing Lu
Title: Chairman